Taxes on Income	12 Months Ended
Dec. 31, 2023
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 7 - TAXES ON INCOME:

Corporate taxation

The taxable income of Alarum, Safe-T Data A.R Ltd. (“Safe-T Data”) and CyberKick is subject to the Israeli regular corporate tax rate of 23%.

The taxable income of NetNut, based on management opinion, meets the criteria of a Preferred Technological Enterprise under the Law for the Encouragement of Capital Investments and accordingly, is eligible for a reduced tax rate of 12%. However, as of December 31, 2023, NetNut has carryforward tax losses and therefore not yet utilized any benefits associated with the Preferred Technological Enterprise. Taxable income other than taxable income from the Preferred Technological Enterprise regime is subject to the Israeli regular corporate tax rate.

The taxable income of NNNW is subject to a regular U.S. federal tax rate of 21%.

Tax assessments

Tax assessments filed by the Company and Safe-T Data through 2018 are considered final.

Tax assessments filed by NetNut through 2017 are considered final.

Tax assessments filed by NNNW through 2019 are considered final.

CyberKick has not been assessed since its incorporation.

Carryforward tax losses

Carryforward tax losses in Israel of the Company amounted to $13.81 million and $8.9 million as of December 31, 2023 and 2022, respectively.

Carryforward tax losses in Israel of Safe-T Data amounted to $37.4 million and $37.6 million as of December 31, 2023 and 2022, respectively.

Carryforward tax losses in Israel of NetNut amounted to $0.1 million and $7.2 million as of December 31, 2023 and 2022, respectively.

Carryforward tax losses in Israel of CyberKick amounted to $3.2 million and $3.3 million as of December 31, 2023 and 2022, respectively.

Carryforward tax losses in Israel have no expiration date. Deferred tax assets on losses for tax purposes carried forward to subsequent years are recognized if utilization of the related tax benefit against a future taxable income is expected.

Deferred taxes

	Property and equipment, net	Intangible assets, net	Carryforward tax losses	Carryforward research and development expenses	Other	Total
	U.S. dollar in thousands

Balance as of January 1, 2023	-	(852)	551	-	-	(301)
Changes during the year:
Charged to the statement of profit or loss	-	688	(509)	285	18	482
Balance as of December 31, 2023	-	(164)	42	285	18	181

Balance as of January 1, 2022	-	(1,067)	422	-	-	(645)
Changes during the year:
Charged to the statement of profit or loss	-	215	129	-	-	344
Balance as of December 31, 2022	-	(852)	551	-	-	(301)

Balance as of January 1, 2021	(10)	(783)	-	-	-	(793)
Changes during the year:
Initial recognition due to business combination	-	(825)	-	-	-	(825)
Charged to the statement of profit or loss	10	541	422	-	-	973
Balance as of December 31, 2021	-	(1,067)	422	-	-	(645)

Theoretical tax reconciliation

Following is a reconciliation of the theoretical taxes on income, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see above) and the actual tax expense:

	Year ended December 31
	2023		2022		2021
	%	U.S. dollars in thousands	%	U.S. dollars in thousands	%	U.S. dollars in thousands
Loss before taxes on income, as reported in the statement of profit or loss	23	6,089	23	12,783	23	9,470
Theoretical tax benefit		(1,400)		(2,940)		(2,178)
Increase (decrease) in effective tax rate due to:
Tax benefits arising from reduced tax rate under Preferred Technological Enterprise		(590)		441		497
Decrease in taxes resulting from utilization of losses in the reported year for which deferred taxes were not recognized in prior years		(843)		-		-
Increase in taxes resulting from permanent differences - non-deductible expenses		2,206		261		214
Increase in taxes resulting from losses in the reported year for which deferred taxes were not recognized		145		1,911		522
Tax benefit		(482)		(327)		(945)